EXHIBIT 23(a)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated December 18, 1997, included in the Company's Registration Statement on Form SB-2 filed on December 18, 1997, and to all references to our Firm included in this registration statement.

                                                       /s/ARTHUR ANDERSEN LLP


Washington, D.C.
December 19, 1997